Exhibit 99.1

NASDAQ: SNTS Investor and Analyst Day April 11th 2013
Safe Harbor This presentation may include forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans or projected financial outlook will be achieved. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in Santarus' business, including, without limitation: Santarus' ability to generate sales of its commercial products; risks related to Santarus' product development programs and regulatory submissions; Santarus' ability to maintain patent protection and data exclusivity for its products and product candidates; other difficulties or delays in the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus' products; and other risks detailed in Santarus' public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Santarus undertakes no obligation to revise or update this presentation. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Santarus(r), Zegerid(r), Zegerid OTC(r), Fenoglide(r) and Uceris(tm) are trademarks of Santarus, Inc. MMX(r) is a trademark of Cosmo Technologies Limited. Glumetza(r) is a trademark of Biovail Laboratories International S.r.l. licensed exclusively in the U.S. to Depomed, Inc. Ruconest(r) is a trademark of Pharming Group NV. Cycloset(r) is a trademark of VeroScience LLC. All other trademarks appearing in this presentation are the property of their respective owners. Full prescribing and safety information for Santarus' products is available at www.santarus.com. 2
Agenda Welcome Martha L. Hough, Vice President, Finance and Investor Relations, Santarus, Inc. Strategic Overview Gerald T. Proehl, President, Chief Executive Officer & Director, Santarus, Inc. Commercial Update William C. Denby, Senior Vice President, Commercial Operations, Santarus, Inc. Overview of Ulcerative Colitis and Treatment Perspectives William J. Sandborn, M.D., Chief, Division of Gastroenterology and Director, UCSD IBD Center, UC San Diego Health System University of California, San Diego 3
Agenda - Continued Uceris(tm) Launch Update Thomas J. Joyce, Vice President, Marketing and National Accounts, Santarus, Inc. Pipeline Overview Wendell Wierenga Ph.D., Executive Vice President, Research and Development, Santarus, Inc. Ruconest(r) Mark C. Totoritis, M.D., Senior Vice President, Clinical Research, Santarus, Inc. Wrap-up/Question & Answer Session Gerald T. Proehl, President, Chief Executive Officer & Director, Santarus, Inc. 4
Strategic Overview Gerald T. Proehl President, Chief Executive Officer & Director Santarus, Inc.
Investment Highlights Profitable specialty biopharmaceutical company with a focus on proprietary products Attractive mix of commercial and development opportunities Recent launch of Uceris(tm) (budesonide) for induction of remission in patients with active, mild to moderate ulcerative colitis Court decision upholds Zegerid(r) IP position, reinstates exclusivity Notice of Allowance for Cycloset(r) patent with potential to extend runway Record revenues of $218 million in 2012; 48% projected revenue growth in 2013 with significant growth in net income* High-value, late-stage pipeline provides opportunity for sustainable, long-term growth 6 *Based on midpoint of 2013 financial outlook provided on March 4, 2013
Mix of Commercial & Development Opportunities 7 Focus on proprietary products for physician specialists Balancing investments in R&D and SG&A to achieve meaningful, sustainable growth in revenues and profits Sales potential of ~$650M - $750M Gastroenterology Uceris(tm) Zegerid(r) Type 2 diabetes Glumetza(r) Cycloset(r) Cholesterol lowering Fenoglide(r) Commercial Portfolio Sales potential of ~$200M (initial indications) Late-stage Ruconest(r) (recombinant human C1 esterase inhibitor) - Positive Phase III data in acute HAE Rifamycin SV MMX(r)- Positive Phase III data in travelers' diarrhea Development Pipeline Early-stage SAN-300 (anti-VLA-1 antibody) - Phase I completed

Specialty Focus - Leverage Commercial Investment

Nearterm 2013

Medium term

Long term

Endocrinologists & Selected PCPs (150 reps)
Glumetza®, Cycloset®, Fenoglide®

Gastroenterologists (85 reps)
Uceris™, Zegerid®
Rifamycin SV MMX, SAN-300

Allergists/ Immunologists (25 reps)
Ruconest®, SAN-300

Rheumatologists (30 reps)
SAN-300

8

SANTARUS, INC.
Financial Focus - Increase Shareholder Value 9 Leverage sales organization Increase sales per rep Increase revenue Decrease SG&A as % of revenue Maintain R&D as % of revenue Increase profits & cash flow Invest for future growth
Growth Strategies Maximize value of existing portfolio through additional formulations or indications Continue to seek new marketed or late-stage development products through license or acquisition, including company acquisitions Gastroenterology Endocrinology Other selected specialties Plan to add new senior executive position to focus on strategic planning and acquisitions 10
2012 2011 2012 2011 Product sales, net Glumetza(r) $ 42.6 $ 28.5 $ 145.0 $ 36.4 Zegerid(r) 20.8 9.4 48.0 43.3 Cycloset(r) 4.5 3.8 14.5 8.5 Fenoglide(r) 1.5 - 7.1 - Total product sales, net 69.4 41.7 214.6 88.2 Other revenue 0.8 0.9 3.4 30.6 Total revenues $ 70.2 $ 42.6 $ 218.0 $ 118.8 2012 Total Revenues (Unaudited) 11 (a) Includes Glumetza promotion revenue of $27.3 million in 2011 Three Months Ended Dec 31, ($ Millions) Year Ended Dec 31, (a)
Three Months Ended Dec 31, Cash, cash equivalents & short-term investments of $94.7 million at December 31, 2012, an increase of $36.1 million during the year 2012 Financial Results (Unaudited) 12 Year Ended Dec 31, ($ Millions) Except per share amounts 2012 2011 2012 2011 Total revenues $ 70.2 $ 42.6 $ 218.0 $ 118.8 Total costs & expenses $ 64.1 $ 40.4 $ 197.8 $ 113.4 Net income $ 5.5 $ 1.9 $ 18.6 $ 4.7 EPS, diluted $ 0.08 $ 0.03 $ 0.27 $ 0.07 Adjusted EBITDA* $ 9.6 $ 4.5 $ 36.9 $ 13.9 * Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of adjusted EBITDA to GAAP net income can be found at the end of this presentation.
2010 - 2012 Financial Results and 2013 Estimates 13 **Midpoint of 2013 financial outlook provided on March 4, 2013 ** ** $ Millions * * Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of adjusted EBITDA to GAAP net income can be found at the end of this presentation.
Commercial Update William C. Denby Senior Vice President, Commercial Operations, Santarus, Inc.

Sales Force Product Mix

235 Sales Reps

Gastroenterologists
Uceris™
Zegerid®

Primary Care Physicians	Endocrinologists
Glumetza®	Glumetza
Cycloset®	Cycloset
Fenoglide®/ Zegerid*	Fenoglide

*Fenoglide/Zegerid to select primary care physicians based on prescribing patterns

15
SANTARUS, Inc.

Zegerid(r) 17 Source: IMS Healthcare NPA Par Pharmaceutical ceased generic distribution after appellate court ruling in favor of Santarus in Sept 2012 Jury trial to determine damages scheduled for November 2014 Patents expire in July 2016 Net sales of $20.8 million in Zegerid brand/AG in 4Q 2012 Indicated for the treatment of certain upper GI disorders, including GERD - Re-launched in February 2013

Glumetza(r) 19 Source: IMS Health, Weekly NPA Once-daily, extended-release oral tablet Controlled delivery may improve GI tolerability and allow more patients to reach A1C goal 24% TRx growth in 4Q 2012 vs. prior year period $42.6 million net sales in 4Q 2012 Differentiated product with features well received by physicians

Cycloset(r) 21 First and only centrally acting, oral type 2 diabetes product Unique formulation of bromocriptine Consistent A1C control Demonstrated cardiovascular safety profile with 52% relative risk reduction in MACE* in pivotal clinical study 49% TRx growth in 4Q 2012 vs. prior year period 4Q 2012 sales of $4.5 million Source: IMS Health, Weekly NPA Prescriptions normalized to 120 pills per RX *MACE = Non-fatal MI, Stroke or CV death

Fenoglide(r) 23 Indicated for the treatment of high cholesterol Source: IMS Health, Weekly NPA High cholesterol is a co-morbid condition frequently associated with type 2 diabetes Strong overlap with current called-on physicians Promotionally sensitive Net sales of $1.5 million reported by Santarus in 4Q 2012 Start of Santarus promotion
2013 Commercial Goals Successful launch of Uceris(tm) ? Key growth driver and high priority Positive early feedback from physicians and managed care Stop decline of Zegerid(r) prescriptions Continue to grow Glumetza(r), Cycloset(r) and Fenoglide(r) 24
Overview of Ulcerative Colitis and Treatment Perspectives William J. Sandborn, MD Professor and Chief, Division of Gastroenterology Director, UCSD IBD Center
Ulcerative Colitis - Endoscopic Spectrum of Severity Normal Moderate Mild Severe 26
Anatomic Extent of UC vs Crohn's Disease Ulcerative Colitis Crohn's Disease Pancolitis Proctitis Left-sided Upper gut 10-15% Small bowel alone 33% Ileocolonic 45% Colon alone 20% 27

Estimates of IBD Prevalence – North America

Location	Prevalence Date	UC Prevalence	Crohn's Prevalence
Olmsted County, MN	Jan 1, 2005	273	222
Manitoba	1998 – 2000	248	271
Canada, 5-province	1998 – 2000	194	234
9 HMO (CCFA/CDC)	1999 – 2001	191	129
PharMetrics	2003 – 04	238	201

Ingle SB, et al. *Gastroenterology* 2007;132(Suppl):A19. Bernstein CN, et al. *Am J Gastroenterol* 2006;101:1559. Herrinton LJ, et al. *Inflamm Bowel Dis* 2007;13:451. Kappelman MD, et al. *Clin Gastroenterol Hepatol* 2007;5:1424.

28
0 East 0.5 Cumulative Risk of Colectomy Among 378 UC Patients Olmsted County, 1940-2001 Cumulative incidence (%) Years from UC diagnosis Dhillon S, Sandborn WJ: Am J Gastroenterol, 2005 No. at risk 378 281 217 160 108 70 44 29
Risk of Colorectal Cancer in UC: Meta-Analysis Cumulative probability (%) Time from diagnosis (years) Eaden: Gut 48:526, 2001 0 50 100 150 200 250 300 350 400 450 500 East 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.5 UC Control 30
Disease Severity at Presentation 5-ASA Corticosteroid Anti-TNF Surgery 5-ASA/Thiopurine 5-ASA Anti-TNF Thiopurine Induction Maintenance Mild Moderate Severe Unmet Need In UC 31 Kornbluth and Sacher, Am J Gastroenterol 2010; 105: 501-523
Steroids in UC Rectal Conventional steroids Budesonide Oral Conventional steroids Budesonide Intravenous 32
Conventional Corticosteroids
Oral Cortisone: Mild-to-Severe Active UC: Clinical Response and Remission at 6 Weeks Truelove & Witts, BMJ 1954; 2: 375-8 †Clinical response defined as improved or clinical remission *Clinical remission defined as 1 or 2 stools / day without blood ***p<0.001 vs placebo *** *** † 34
Truelove & Witts, BMJ 1954; 2: 375-8 Oral Cortisone: Mild-to-Severe Active UC: Mucosal Healing at 6 Weeks *Defined as normal or near normal (slight hyperemia or granularity) mucosa *p=0.02 vs placebo * Patients (%) 35
Corticosteroid Toxicity Moon face Acne Ecchymoses Hypertension Hirsutism Petechial bleeding Striae Diabetes Infection Osteonecrosis Osteoporosis Myopathy Cataracts Glaucoma Psychosis Glucocorticoid receptors are present on almost all human cells which explains the diverse side effects of corticosteroids 36
Budesonide

Corticosteroid Pharmacokinetics



Systemic glucocorticoids
Topical glucocorticoids
100
80
60
40
20
0
Hydrocortisone
Prednisolone
Methylprednisolone
Dexametasone
Triamcinolone acetonide
Budesonide
Flunisolide
Fluticasone propionate
Clearance (L/h)
Oral bioavailability (%)

38

Derendorf, *Respir Med* 1997; 91(Suppl.): A22–8

Budesonide Metabolism and Characteristics


~10% budesonide
Oral budesonide
Rectal budesonide enema

- **Budesonide characteristics**
  - non-halogenated corticosteroid, highly lipophilic
  - good tissue penetration
  - 9x greater receptor binding than dexamethesone
  - rapidly absorbed in GI tract
  - metabolites are almost inactive
  - terminal half-life 2.7 ± 0.6 hours
- **Needs specifically designed release system**

39

Oral Forms of Budesonide

Controlled ileal-release (CIR): Entocort® EC[1]

- Enteric-coated granules that release at pH >5.5
- Majority absorbed in ileum and cecum (69%, 95% CI: 50–84%)
- Indication: Treatment of acute mild-to-moderate CD, involving ileum and / or ascending colon, maintenance of clinical remission for up to 3 months

pH-modified release: Budenofalk®[1]

- Dissolves at pH >6.4
- Maximal release in distal small intestine
- Not approved in US

Extended release tablets: (MMX): Uceris™

- Releases budesonide throughout colon[2]
- Enteric coat dissolves at pH 7
- Indication: Induction of remission of active mild-to-moderate UC in adults

[1]Gross, *Expert Opin Pharmacother* 2008; 9: 1257–1265
[2]Brunner et al, *Br J Clin Pharmacol* 2006; 61: 31–38

40
Multi-Matrix system (MMX(r)) Multi-Matrix system (MMX(r)) - a unique technology targets drug delivery to entire colon; the site of UC potential for efficacy of conventional steroid, while minimizing systemic side-effects MMX(r) technology has previously been successfully applied to IBD (Lialda(r)) Hydrophilic matrix Inert matrix Gastroprotectant layer HV hydrophilic polymer matrix Drug (+ excipient) LV hydrophilic - amphipathic polymer matrix Inert matrix material 41
Pharmaco-scintigraphy Study Evaluating Uceris(tm) (budesonide MMX(r)) Two Phase I studies, each with 12 healthy males Gastrointestinal transit of 152Sm-labeled Uceris 9 mg tablets evaluated by pharmaco-scintigraphy Brunner et al, Brit J Clin Pharmacol 2006; 61: 31-38 Scintigraphic image Dispersion of 152Sm-labeled Uceris tablets in colon 7 hours after drug administration. Time (hours) Budesonide plasma concentration (pg/mL) Stomach Small intestine Ileum Ascending colon Transverse colon Descending colon Sigmoid colon 3000 2500 2000 1500 1000 500 0 0 3 6 9 12 15 18 21 24 Time to reach Tmax: 6-14 h Mean absorption Uceris: 95.9 +/- 4.2% absorption occurred throughout whole colon, mostly the ascending and descending / sigmoid colon 42
Uceris(tm) Comparative Pharmacokinetics to Entocort(r) EC Bioavailability profile of Uceris 9 mg tablets compared to a controlled ileal-release formulation, Entocort(r) EC 9 mg (3 x 3 mg) capsules in healthy volunteers. Single oral dose Uceris not bioequivalent to Entocort EC Time (hours) 0 500 1000 1500 2000 0 2 6 10 12 14 16 18 20 22 24 26 28 32 34 8 30 36 4 Concentration (pg/mL) Entocort EC 3 mg x 3 caps Uceris 9 mg Budesonide MMX 6 mg 43

Uceris™ CORE I and II: Study Design

- After 16 day screening period, patients randomized to 1 of 4 treatment groups for 56 days



RANDOMIZATION
Placebo
Uceris™ 9mg
Screen
Uceris 6mg
Safety follow-up
Colonoscopy with biopsy and central histopathology review (Screening)
Reference arm
Asacol® 2.4 g
or
Entocort® 9 mg
Colonoscopy with biopsy and central histopathology review (Day 56)
16 days Screen period
56-days Double-blind treatment
14 day safety follow-up

Sandborn et al, *Gastroenterology* 2012; 143:1218-1226; Travis S et al, *Gut* 2013;epub ahead of print

44
Ulcerative Colitis Disease Activity Index (UCDAI) 45
Primary Efficacy Endpoint Induction of Clinical and Endoscopic Remission 46

Uceris™ for Active Ulcerative Colitis: Clinical and Endoscopic Remission at Week 8



Remission (%)
CORE I
CORE II
Pooled
*
*
***
17.9
17.4
17.7
12.1
+
12.6
7.4
4.5
6.2
Placebo
Uceris 9 mg
Asacol® 2.4 g
Entocort® EC 9mg

*Statistically significant ($p<0.025$)
***Statistically significant ($p=0.0002$)
+Statistically significant ($p<0.05$)

Sandborn et al, *Gastroenterology* 2012; 143:1218-1226
Travis S et al, *Gut* 2013;epub ahead of print

Sandborn et al, *Am J Gastroenterology* 2011;106 (Suppl):S485

47
Other Clinical Endpoints Clinical improvement A reduction of 3 points or more in UCDAI from baseline at week 8 Endoscopic improvement A ^ 1 point improvement in the mucosal appearance subscore of UCDAI from baseline to week 8 Symptom resolution UCDAI of 0 for rectal bleeding and stool frequency at week 8 48
Uceris(tm) CORE I & II Pooled Data 49 The Cochran-Mantel-Haenszel test was used to compare active treatment and placebo stratifying by study. *Significant at ^=0.025; **Significant at ^=0.05. Adapted from Sandborn et al, American Journal of Gastroenterology. 2011;106 (Suppl 2):S-485
Pooled Safety Data Analysis: Side Effects of Uceris(tm) in Patients with Active UC Glucocorticoid Effect Placebo N=258 n (%) Uceris 9 mg N=255 n (%) Asacol(r) N=127 n (%) Entocort(r) EC N=126 n (%) Overall 27 (10.5) 26 (10.2) 15 (11.8) 17 (13.5) Moon face 4 (1.6) 3 (1.2) 2 (1.6) 2 (1.6) Striae rubrae 2 (0.8) 0 0 0 Flushing 3 (1.2) 0 2 (1.6) 1 (0.8) Fluid retention 3 (1.2) 2 (0.8) 3 (2.4) 0 Mood changes 11 (4.3) 9 (3.5) 3 (2.4) 6 (4.8) Sleep changes 12 (4.7) 7 (2.7) 1 (0.8) 9 (7.1) Insomnia 8 (3.1) 6 (2.4) 2 (1.6) 5 (4.0) Acne 5 (1.9) 6 (2.4) 6 (4.7) 3 (2.4) Hirsutism 0 1 (0.4) 1 (0.8) 1 (0.8) 50 Uceris Package Insert and data on file
Conclusions Ulcerative colitis is a chronic inflammatory bowel disease which is limited to the colon There are approximately 700,000 patients with ulcerative colitis in the United States Current treatment options are mesalamine, prednisone, immunosuppressives (azathioprine/6-mercaptopurine) and anti-TNF biologics Patients, physicians, and payors desire treatment options that can delay or avoid prednisone, immunosuppressives, and anti-TNF biologics Uceris(tm) is a topical steroid (budesonide) that can induce remission, response, and mucosal healing, and has a favorable side effect profile Physicians are familiar with budesonide because they use Entocort(r) EC for Crohn's disease 51
Uceris(tm) Launch Update Thomas J. Joyce Vice President, Marketing and National Accounts, Santarus, Inc.

Uceris(tm) 54 FDA approved on January 14, 2013 for induction of remission in patients with active, mild to moderate ulcerative colitis Commercial launch commenced mid-February, 2013 Ulcerative colitis, an inflammatory bowel disease (IBD), affects approximately 700,000 patients in U.S. Limited therapeutic options for mild to moderate ulcerative colitis CONTRIBUTE clinical study with Uceris in combination with 5-ASAs for active, mild to moderate ulcerative colitis - expect to complete enrollment mid-2013 Four U.S. patents expire in 2020 Locally acting steroid with MMX(r) colonic delivery Estimated sales potential of ~$300 million

Established Therapies for Mild to Moderate Ulcerative Colitis


Disease severity
at presentation
Severe
Moderate
Mild
Cyclosporine
Thiopurine
Anti-TNFα
Anti-TNFα
Systemic
Corticosteroids
5-ASA / Thiopurine
Uceris™
5-ASA
5-ASA
Induction
Maintenance

Step-up according to severity at presentation or failure at prior step

Kornbluth and Sacher, *Am J Gastroenterol* 2010; 105: 501-523

55

SANTARUS, Inc.
Selected IBD Products - U.S. 56 TRx and IMS Sales Trends - February 2013 * Generic version of Entocort EC launched in June 2011.
Uceris(tm) : MMX(r) Technology Allows Budesonide to Target the Full Length of the Colon Uceris (budesonide) Uceris is indicated for the induction of remission in patients with active, mild to moderate UC Target: Full length of colon MMX technology: Pill dissolves at pH ^7.0, the approximate pH level near the entry to the colon Dosage: 9 mg tablet QD Entocort(r) EC (budesonide) Entocort(r) EC is indicated for the treatment of active, mild to moderate Crohn's disease involving the ileum and/or ascending colon Target: Ileum/ascending colon Controlled ileal release: Pill dissolves at pH >5.5 the approximate pH level of the duodenum Dosage: 3 mg x 3 capsules QD Uceris, unlike Entocort(r) EC, is designed for targeted local action at the entire site of UC 57
Key Uceris(tm) Customers 58 Prescribing GEs Pharmacy Patients KOLs Payers
Pharmacy Pharmacy Key Uceris(tm) Customers 59 Prescribing GEs KOL Payers Patients Patients Prescribing GEs ~7,500 high potential Gastroenterologists Primary focus of Sales Force
Physician Reactions to Uceris(tm) Very positive reactions to Uceris messages Uceris story is logical Putting together two familiar ideas - budesonide and MMX Clear need for this product - "I've been waiting for someone to formulate budesonide for UC" Key drivers of usage: efficacy, budesonide experience, MMX technology and safety profile 60

Uceris(tm) Sales Rep Promotion 62
Uceris(tm) Advertising 63
Pharmacy Pharmacy Key Uceris(tm) Customers Prescribing GEs KOL 300-400 top National, Regional and Local Key Opinion Leaders Primary focus of MSL team Payers Patients Patients KOLs Prescribing GEs ~7,500 high potential Gastroenterologists Primary focus of Sales Force Prescribing GEs 64
Speaker Programs 65
Pharmacy Pharmacy Key Uceris(tm) Customers 66 Prescribing GEs KOL 300-400 top National, Regional and Local Key Opinion Leaders Primary focus of MSL team Payers Patients Patients Payers KOL Prescribing GEs ~7,500 high potential Gastroenterologists Primary focus of Sales Force KOLs Prescribing GEs Government: Medicaid, Medicare, Department of Defense, Veterans Affairs Commercial: Insurance Companies
Managed Care - Reimbursement & Coverage Account managers and medical science liaisons in active discussions with managed care organizations across the U.S. Uceris(tm) generally covered with a Tier 3 copay Implemented $25 eVoucher program for patients with commercial insurance to increase access and affordability Proposals being submitted for coverage under Medicare Part D plans for 2014 Potential for coverage in 2013 on a limited basis Favorable feedback on Uceris targeted colonic delivery and safety profile Overall, early response is positive 67

Key Uceris™ Customers


Patients
Payers
KOLs
Prescribing
GEs

- ~7,500 high potential Gastroenterologists
- Primary focus of Sales Force

- 300-400 top National, Regional and Local Key Opinion Leaders
- Primary focus of MSL team

- Government: Medicaid, Medicare, Department of Defense, Veterans Affairs
- Commercial: Insurance Companies

- ~700K UC patients

68

SANTARUS, Inc.
Internet Based Patient Programs 69
Outreach to Patients on Uceris.com 70

Key Uceris™ Customers



Pharmacy
Patients
Payers
KOLs
Prescribing GEs

- ~7,500 high potential Gastroenterologists
- Primary focus of Sales Force

- 300-400 top National, Regional and Local Key Opinion Leaders
- Primary focus of MSL team

- Government: Medicaid, Medicare, Department of Defense, Veterans Affairs
- Commercial: Insurance Companies

- ~700K UC patients

- Wholesalers and ~55,000 retail pharmacies

71
SANTARUS, Inc.
Uceris(tm) Weekly Prescription and Prescriber Trends 72 Source: IMS Health, Weekly NPA
Pipeline Overview Wendell Wierenga, Ph.D. Executive Vice President, Research and Development, Santarus, Inc.
Santarus Development Pipeline Product /Candidate Phase I Phase II Phase III Uceris(tm) (add-on to 5-ASA) Uceris (pediatric) Ruconest(r) (acute treatment - HAE) Ruconest (prophylaxis - HAE) Ruconest (acute pancreatitis) Rifamycin SV MMX(r) (TD) SAN-300 (RA) SAN-300 (IBD) CONTRIBUTE study BLA planned 2Q 2013 SPA to be discussed with FDA Phase II timing TBD Anticipate pre-IND meeting with FDA Anticipate pre-IND meeting with FDA One Phase III study completed * *Santarus will share data from a second Phase III study in progress by Dr. Falk Pharma 74

Development Pipeline and Potential Exclusivity

	2013 //	2020	2021	2022	2023	2024	2025
Uceris™	CONTRIBUTE trial ongoing* Other possible indications: - Pediatric - Pouchitis - Proctitis - Microscopic colitis						
Ruconest®	BLA submission expected 2Q 2013 for treatment of acute HAE Other possible indications: - HAE prophylaxis (plan to discuss clinical study design and SPA with FDA in 2013) - Acute pancreatitis (anticipate pre-IND meeting with FDA) †						
Rifamycin SV MMX®	In Phase III clinical development for travelers' diarrhea Other possible indications: - Diverticulitis - Hepatic encephalopathy						
SAN-300	Phase I clinical study completed Other possible indications: - Rheumatoid arthritis** - Psoriasis - Kidney disease - IBD (Crohn's disease/UC) - Corneal transplant - Asthma †						

* Uceris is approved for induction of remission in patients with active, mild to moderate UC

** Anticipate pre-IND meeting with FDA

†Ruconest and SAN-300 are biologics and expected to be eligible for 12 years data exclusivity

75

SANTARUS, INC.®
Uceris? Post-Approval Clinical Studies CONTRIBUTE (Phase IIIb): induction in active, mild/moderate UC not adequately controlled on 5-ASA Multicenter, randomized, double-blind, placebo-controlled 2 arm: Uceris 9mg + 5-ASA vs placebo + 5-ASA 500 patients (1:1 randomization) in North America, Europe, Baltic, Russia (120 centers) Initiated 1Q 2012; targeting completion of enrollment mid-2013 with top-line data end of 2013 Pediatric Design under discussion with FDA Anticipate trial initiation in 2014 Potential Additional indications Proctitis Microscopic colitis Pouchitis 76
Rifamycin SV MMX(r) New chemical entity in U.S. Rifamycin SV has 20 year history of use in Europe in IV/IM forms Clinical activity in infectious diarrhea appears comparable to Xifaxan(r) (rifaximin) U.S. patents expire 2020 and 2025 Positive top-line results in Phase III clinical study for treatment of patients with travelers' diarrhea Dr. Falk Pharma (Germany) conducting second Phase III clinical study in travelers' diarrhea Non-inferiority study vs ciprofloxacin Protocol amendment to add ~ 250 patients under review by Indian regulatory authorities 77 Broad spectrum, non-systemic antibiotic oral tablet that utilizes MMX colonic delivery technology
Rifamycin SV MMX(r) Multicenter, randomized, double-blind, placebo-controlled Phase III clinical study enrolled 264 patients in Mexico and Guatemala Patients randomized 3:1 (active:placebo) Evaluated 400mg BID (800mg per day) vs placebo over 3 days for traveler's diarrhea Primary endpoint - time to last unformed stool (TLUS) Defined as the time (hours) between the administration of the first dose of study drug and the time that the last unformed stool was passed before the start of clinical cure (as defined in the study protocol) Rifamycin SV MMX was generally well tolerated and the frequency of treatment emergent adverse events was similar to placebo 78 Median TLUS was 46.0 hours for Rifamycin SV MMX and 68.0 hours for placebo, p=0.0008 (ITT population)

Anti-VLA-1: SAN-300

- Novel approach to autoimmune/inflammatory disease therapy
- The Target
  - Integrin VLA-1 ($\alpha 1 \beta 1$ integrin)
  - Major collagen receptor
  - Immune cell expression primarily on activated T cells and monocytes
  - VLA-1 mediates migration, retention and proliferation of these cells at sites of inflammation
- The Antibody (SAN-300)
  - Humanized IgG1κ antibody manufactured by recombinant expression in mammalian cells (Biogen Idec)
  - Binds $\alpha 1$ subunit of VLA-1 with high affinity and inhibits adhesion to matrix molecules at low antibody concentration
  - Non-depleting
  - Existing drug supply adequate for early phase clinical trials
  - Composition of matter patent expiry 2022; expected to be eligible for 12 years data exclusivity

79
SANTARUS, Inc.
Efficacy in Multiple Animal Models Rheumatoid Arthritis (RA) Inflammatory Bowel Disease (IBD) Psoriasis Corneal Transplant Kidney Disease (Nephritis) Asthma Others 80
SAN-300 Phase I Clinical Study Single ascending dose, placebo-controlled design (N=66 healthy subjects) Assessment of intravenous (N=33 Active) and subcutaneous (N=12 Active) administration Preliminary safety findings IV (0.03-2.0 mg/kg): mild/moderate infusion reactions (flu-like symptoms) SC (2.0-6.0 mg/kg): generally well-tolerated; mild injection site reactions VLA-1 receptor occupancy Complete and durable saturation of VLA-1 on circulating T cells by SAN-300 at doses amenable to subcutaneous administration 81
SAN-300 Clinical Strategy Rheumatoid Arthritis Phase IIa placebo-controlled, multiple ascending dose study Anticipate initiation Q4 2013 Inflammatory Bowel Disease Phase II randomized, double-blind, placebo-controlled study Anticipate initiation prior to completion of Phase IIa RA study 82
RUCONEST(r) (Recombinant human C1 esterase inhibitor) Mark C. Totoritis, M.D. Senior Vice President, Clinical Research Santarus, Inc.
Hereditary Angioedema (HAE) *Based on company estimates 84 Rare and potentially life-threatening disorder Caused by mutations in the gene coding for C1 esterase inhibitor (C1INH) Deficient C1INH function leads to acute attacks of angioedema in HAE patients Results in unpredictable and recurrent attacks involving significant swelling of subcutaneous and/or submucosal tissue at various anatomical locations Abdomen: pain, vomiting (functional bowel obstruction) Pharyngeal / laryngeal: life-threatening airway obstruction Extremities: pain, disability Estimated 6,000 to 8,000 patients with HAE in U.S.*
U.S. HAE Treatments - Evolving to Acute Therapies 85 * Based on qualitative market research conducted by Santarus with physicians treating HAE patients. Patient preference will also influence treatment choice. ** Anabolic steroids Physicians' views of future distribution of treatments for HAE patients with introduction of additional acute therapies* Traditional Prophylaxis Prophylaxis Acute Treatment
86 Ruconest(r) No other marketed RECOMBINANT C1 esterase inhibitor products in U.S. Not plasma-derived Allows production of large quantities of complex protein Highly purified Approved for the treatment of acute attacks of HAE in Europe Orphan drug designation in U.S. (HAE acute treatment and prophylaxis) Biologics License Application (BLA) planned for submission to FDA in 2Q 2013 Treatment of acute attacks of angioedema in patients with HAE Two U.S. patents expire in 2022 or 2024 As a biologic product, Ruconest expected to have 12 years of data exclusivity upon FDA approval

Ruconest® Inhibits Multiple Cascades Involved in HAE


Coagulation cascade
XII
XIIa
Ruconest
XI
XIa
Ruconest
IX
Ixa (VIIIa)
X
Xa
Prothrombin
Thrombin
Fibrinogen
Fibrin
Complement cascade
C1r and C1s
MASP-2
C4
C2
Ruconest
Ruconest
C4b2a
Complement activation
C3a, C5a, and membrane-attack complex
Contact cascade
Prekallikrein
Kallikrein
Ruconest
High-molecular-weight kininogen
Ecallantide
Bradykinin
Icatibant
Bradykinin type-2 receptors
Endothelial-cell activation
Hereditary angioedema
Neutrophil influx
Endothelial leak
Inflammation
Local pain
Tissue edema
Increased clotting

Adapted from Morgan P. *N Engl J Med.* 2010; 363: 581-583

87

SANTARUS, Inc.
Ruconest(r) Efficacy: Rapid Onset of Relief and High Response Rate Within 4 Hours 88 Ruconest: Time to Onset of Relief Zuraw B, Cicardi M et al., J Allergy Clin Immunol 2010;126:821-827 Efficacy of C1 Inhibitors: Dose Matters Hack CE et al., Allergy 2012; 67:123-130 pdC1IHN (U/kg) rhC1INH (U/kg)

Ruconest® - Positive Phase 3 Data for 50 U/kg

Study 1310 Results			
Intent-to-Treat Population (N=75)	Ruconest 50 U/kg (n = 44)	Saline (n = 31)	P-value
Median time to the beginning of symptom relief (Primary Endpoint) (Based on Treatment Effect Questionnaire)	90 minutes	152 minutes	0.031
Safety Population (N=74)	Ruconest 50 U/kg* (n = 56)	Saline (n = 18)	
Patients with ≥1 treatment emergent AE within 72 hrs of completion of infusion of study drug	7%	22%	

* Patients who received saline solution followed by Ruconest as rescue medication are summarized in the Ruconest group.

- Ruconest was generally well tolerated in the study
- No thromboembolic events, anaphylaxis or neutralizing antibodies to C1 inhibitor were observed in any patient
- Conducted under an FDA Special Protocol Assessment

89

SANTARUS, INC.
Study Dose Median Time (minutes) Median Time (minutes) P-value Study Dose Ruconest Saline P-value C1 1205 RCT (N=38) 100 U/kg 68 (62, 132) 258 (240, 495) P=0.001 C1 1205 RCT (N=38) 50 U/kg 122 (72, 136) 258 (240, 495) P<0.001 C1 1304 RCT (N=32) 100 U/kg 64 (40, 123) 520 (480, 720) P=0.004 C1 1310 RCT (N=75) 50 U/kg (max 4200 U) 75 (60, 105) 303 (81, 720) P=0.003 Median Time to Onset of Relief Assessed by VAS Scores* Across Studies * Time at which persistent decrease ^20mm 90 Time to Onset of Symptom Relief Assessed by VAS - Comparison Across Randomized Controlled Trials (RCTs)

Time to Onset of Symptom Relief Assessed by VAS - Consistent Ruconest(r) Efficacy Demonstrated in RCTs 91

Ruconest® May Address Some Limitations of Existing Therapies For HAE*

	Ruconest ® (Investigational Drug)	Cinryze®	Berinert®	Kalbitor®	Firazyr®
Indication	Acute	Prophylaxis	Acute	Acute	Acute
Dosing (U/kg)	50 U/kg	1000 U (~13 U/kg)	20 U/kg	N/A	N/A
Safety	•Recombinant •1 case (0.4%) of anaphylaxis (N=236) •No thromboembolic (TE) events reported	•Plasma derived •TE events reported	•Plasma derived •TE events reported	•Boxed Warning for anaphylaxis (3.9%)	•97% injection site reactions
Purity	99%	80%	95%	N/A	N/A
Administration	Self (anticipated)	Self	Self	HC Providers only	Self
Relapse **	1 case of relapse (within 24 h) (N = 205 symptomatic pts)	N/A	Unknown	21.4%[1] (within 24 h)	11– 31% [2,3,4] (within 48 h)

* Ruconest comparisons to other products are not based on data from comparative clinical studies
** Relapse: Worsening of symptoms after initial improvement

[1] Bernstein J et al Allergy. 2012; 67(9):1173-80
[2] Lumry W et al Annals of Allergy & Immunol. 2011; 107:529-537;
[3] Cicardi M et al. N Engl J Med 2010; 363: 532-541
[4] Aberer W et al., Ann Allergy Asthma Immunol 2010;105(5):A92

92
SANTARUS Inc.

C1 Inhibitor for HAE Prophylaxis

- Twice weekly C1 inhibitor (Cinryze®) shown to reduce HAE attacks by ~ 50%[1]
- Specific mechanism by which prophylactic C1INH therapy reduces the frequency of HAE attacks is not known
  - No apparent correlation between attack frequency and C1INH plasma levels
  - No threshold C1INH activity level in plasma identified to provide protection against HAE attacks
  - Open-label Cinryze extension study found benefits for many patients at once weekly administration[2]

[1]Zuraw B et al. *N Engl J Med.* 2010; 363:513-522
[2]Zuraw BL and Kalfus I. *Am J Med.* 2012 Sep;125(9):938.e1-7

93

SANTARUS, Inc.®
Rationale for Ruconest(r) in HAE Prophylaxis *Reshef A, Moldovan D, Obtulowicz K et al. Allergy 2013;68(1):118-124 94 Open label Ruconest(r) study suggested benefit of once weekly dosing at 50 U/kg* N=25 patients Historical attack rate: Mean of 0.9 and median of 0.6 attacks per week Breakthrough attack rate during study: Mean 0.4 attacks per week (95% confidence interval 0.28- 0.56 attacks per week) Median 0.25 attacks per week Expect to discuss pivotal clinical study design with FDA in second half 2013
C1 Inhibitor - Many Potential Applications 95 Serine protease inhibitor (Serpin) Regulates complement and contact systems Inflammation Vascular permeability Pain Protease-independent anti-inflammatory functions Studies in animals and/or humans Capillary/vascular leak Pancreatitis, severe burns, sepsis, IL-2 therapy Ischemia/reperfusion MI, stroke, shock, organ transplantation

Acute Pancreatitis - Overview

- Acute inflammation of the pancreas
  - Most cases caused by gallstones (~40%) and alcohol consumption (~35%)
  - Abdominal trauma, drugs, infection, endoscopic retrograde cholangiopancreatography (ERCP) procedures, hereditary pancreatitis are among other less common causes
- Rising incidence - estimated 274,000 hospital admissions per year in U.S. with average length of stay several days*
- Mortality rate: 2-10%
- High medical need: current treatment is supportive care
  - IV hydration, pain control, nutritional support
- Most significant cost associated with hospitalizations for GI disorders in the U.S. at an estimated ~$2.6 billion in 2009*

*Peery A, Dellon E et al. *Gastroenterology* 2012;143: 1179-1187

96

SANTARUS, Inc.

Acute Pancreatitis - Diagnosis and Classification Diagnosis (two of three features) Abdominal pain Serum lipase or amylase ^ 3 times upper limit of normal Characteristic findings on imaging study (CT, MRI or ultrasound) Revised Atlanta Classification of Acute Pancreatitis (2012)* Categories: interstitial edematous and necrotizing Mild: no organ failure, no local or systemic complications, and generally resolves within 1 week Moderate: transient organ failure, local complications, or exacerbation of co-morbid disease Severe: persistent organ failure (>48 hours) Mortality higher (~ 30%) in patients with severe AP Severe disease accounts for ~15-25% of presentations *Banks P et al. Gut 2013; 62:102-111 97
Acute Pancreatitis: Sequential Pathophysiological Process Inciting Event 98
Duration of Symptoms Impacts Effect of Intervention Relative Incidence ER Presentation Cytokine Production Organ Dysfunction 12 24 36 48 60 72 84 96 108 Hours After Onset of Pain Adapted from Norman J. Am J Surg. 1998; 175: 76-83 Interventional Window 99
Prevention of elevated serum amylase levels induced by endoscopic sphincterotomy1 Forty patients randomized to C1INH or placebo 70% of patients in C1INH group had normal or decreased serum amylase vs. 15% of placebo patients Benefit in treatment of severe capillary leakage syndrome (CLS) following bone marrow transplantation2 22 consecutive patients diagnosed with severe CLS received supportive care (N=7) or supportive care plus C1INH (N=15) Rapid normalization of complement markers and fluid status in C1INH patients One year survival rate 57% for C1INH group vs. 14% in control group Benefit as adjuvant treatment of severe acute pancreatitis occurring after hematopoietic stem cell transplantation in two children3 Rapid improvement in associated CLS 1Testoni et al. Gastrointest Endosc . 1995;42:301-305 2Nurnberger et al. Ann Hematol. 1997; 75:95-101 3Schneider et al. Gut. 1999; 45: 733-736 100 Clinical Experience with C1INH in Pancreatitis/Vascular Leak Syndrome
Therapeutic Rationale for Ruconest(r) in Acute Pancreatitis Acute pancreatitis is associated with the activation of the complement cascade and the contact (kallikrein-kinin) system C1INH inhibits the complement system Anti-inflammatory benefits C1INH also inhibits contact system proteases involved in the kallikrein-kinin pathway Reduced vascular permeability Literature reports of clinical benefit seen with C1INH in patients with acute pancreatitis and/or vascular leak syndrome Limited number of therapies in development for acute pancreatitis underscores opportunity Plan to request pre-IND meeting with FDA with goal of initiating exploratory/proof-of-concept study in late 2013 101
Ruconest(r) Summary Successful completion of Phase III clinical study under Special Protocol Assessment (SPA) in acute treatment of HAE BLA submission planned in 2Q 2013 Potential for additional indications Plan to discuss SPA for HAE prophylaxis with FDA Expect to discuss clinical study for acute pancreatitis with FDA with goal of initiating an exploratory/proof-of-concept study by end of 2013 102
Wrap-up/Question & Answer Session Gerald T. Proehl President, Chief Executive Officer & Director Santarus, Inc.
2013 Planned Milestones 104 ?FDA approval for Uceris(tm) 1/14/13 ?Uceris commercial launch 2/14/13 Submit BLA for Ruconest(r) in HAE 2Q 2013 Complete enrollment in Uceris Phase IIIb study Mid-2013 Initiate SAN-300 Phase IIa study in RA patients 4Q 2013 Initiate proof-of-concept study with Ruconest in acute pancreatitis Late-2013 Grow prescriptions and revenues for marketed products 2013 Achieve revenue and profit objectives 2013
Investment Highlights Profitable specialty biopharmaceutical company with a focus on proprietary products Attractive mix of commercial and development opportunities Recent launch of Uceris(tm) (budesonide) for induction of remission in patients with active, mild to moderate ulcerative colitis Court decision upholds Zegerid(r) IP position, reinstates exclusivity Notice of Allowance for Cycloset(r) patent with potential to extend runway Record revenues of $218 million in 2012; 48% projected revenue growth in 2013 with significant growth in net income* High-value, late-stage pipeline provides opportunity for sustainable, long-term growth 105 *Based on midpoint of 2013 financial outlook provided on March 4, 2013
Additional Information
Uceris(tm) Important Safety Information CONTRAINDICATIONS Uceris is contraindicated in patients with known hypersensitivity to budesonide or any of the ingredients of Uceris. WARNINGS AND PRECAUTIONS Hypercorticism and adrenal suppression. Risk of impaired adrenal function when transferring from oral steroids with high systemic effects. Potential worsening of infections (eg, existing tuberculosis, fungal, bacterial, viral, or parasitic infection; or ocular herpes simplex). More serious or even fatal course of chickenpox or measles can occur in susceptible patients. Increased systemic glucocorticoid susceptibility: Reduced liver function affects the elimination of glucocorticosteroids. Caution should be taken in patients with hypertension, diabetes mellitus, osteoporosis, peptic ulcer, glaucoma or cataracts, or with a family history of diabetes or glaucoma, or with any other condition where glucocorticosteroids may have unwanted effects. Hepatic impairment: Monitor patients for signs and/or symptoms of hypercorticism. The most common adverse reactions (incidence ^2%) with Uceris are headache, nausea, decreased blood cortisol levels, stomach-area pain, tiredness, stomach or intestinal gas, bloating, acne, urinary tract infection, joint pain, and constipation. This Important Safety Information does not include all of the information needed to use Uceris safely and effectively. See Full Prescribing Information for additional information. 107
Zegerid(r) Important Safety Information 108 CONTRAINDICATIONS Zegerid is contraindicated in patients with known hypersensitivity to any components of the formulation. WARNINGS AND PRECAUTIONS Concomitant Gastric Malignancy: Symptomatic response to therapy with Zegerid does not preclude the presence of gastric malignancy. Atrophic Gastritis: Has been observed in gastric corpus biopsies from patients treated long-term with omeprazole. Contains sodium bicarbonate. PPI therapy may be associated with increased risk of Clostridium difficile-associated diarrhea. Avoid concomitant use of Zegerid with clopidogrel. Long-term and multiple daily dose PPI therapy may be associated with an increased risk for osteoporosis-related fractures of the hip, wrist, or spine. Hypomagnesemia has been reported rarely with prolonged treatment with PPIs. Avoid concomitant use of Zegerid with St. John's Wort or rifampin due to the potential reduction in omeprazole concentrations. Increases in intragastric pH may result in hypergastrinemia and enterochromaffin-like cell hyperplasia and increased chromogranin A levels which may interfere with diagnostic investigations for neuroendocrine tumors. Based upon animal data, may cause fetal harm. Safety and effectiveness of Zegerid in pediatric patients less than 18 years of age have not been established. Consider dose reduction, particularly for maintenance of healing of erosive esophagitis. The most common adverse reactions (incidence ^2%) are headache, abdominal pain, nausea, diarrhea, vomiting, and flatulence. This Important Safety Information does not include all of the information needed to use Zegerid safely and effectively. See Full Prescribing Information for additional information.
BLACK BOX WARNING: LACTIC ACIDOSIS Lactic Acidosis is a rare, but serious, complication that can occur due to metformin accumulation. The risk increases with conditions such as sepsis, dehydration, excess alcohol intake, hepatic insufficiency, renal impairment, and acute congestive heart failure. If acidosis is suspected, Glumetza should be discontinued and the patient hospitalized immediately. CONTRAINDICATIONS Glumetza is contraindicated in patients with: Renal impairment, known hypersensitivity to metformin hydrochloride, acute or chronic metabolic acidosis, including diabetic ketoacidosis. WARNINGS AND PRECAUTIONS Warn against excessive alcohol intake. Glumetza is not recommended in hepatic impairment and is contraindicated in renal impairment. Ensure normal renal function before initiating and at least annually thereafter. Temporarily discontinue in patients undergoing radiologic studies involving intravascular administration of iodinated contrast materials or any surgical procedures necessitating restricted intake of food and fluids. Metformin may lower vitamin B12 levels. Monitor hematologic parameters annually. Macrovascular outcomes: No conclusive evidence of macrovascular risk reduction with Glumetza or any other antidiabetic drug. Safety and effectiveness in children younger than 18 years of age have not been established. Caution should be used when prescribing Glumetza to elderly patients because reduced renal function is associated with increasing age. The most common adverse reactions (incidence of >5%) are hypoglycemia, diarrhea, and nausea. This Important Safety Information does not include all the information needed to use Glumetza safely and effectively. See Full Prescribing Information for additional information. Glumetza(r) Important Safety Information 109
Cycloset(r) Important Safety Information CONTRAINDICATIONS Cycloset is contraindicated in: Patients with known hypersensitivity to bromocriptine, ergot-related drugs, or any of the excipients in Cycloset; Patients with syncopal migraine; Women who are nursing their children. WARNINGS AND PRECAUTIONS Cycloset can cause orthostatic hypotension and syncope, particularly upon initiation or dose escalation. Use caution in patients taking anti-hypertensive medications. Assess orthostatic vital signs prior to initiation of Cycloset and periodically thereafter. Advise patients during early treatment to avoid situations that could lead to injury if syncope was to occur. May exacerbate psychotic disorders or reduce the effectiveness of drugs that treat psychosis. Use in patients with severe psychotic disorders is not recommended. May cause somnolence. Advise patients not to operate heavy machinery if symptoms of somnolence occur. Concomitant use with dopamine antagonists such as neuroleptic agents may diminish the effectiveness of both drugs. Concomitant use is not recommended. Effectiveness and safety are unknown in patients already taking dopamine receptor agonists for other indications. Concomitant use is not recommended. There have been no clinical studies establishing conclusive evidence of macrovascular risk reduction with Cycloset or any other antidiabetic drug. Cycloset does not increase the risk of macrovascular events. The most common adverse reactions (incidence of ^5%) are nausea, fatigue, dizziness, vomiting, and headache. This Important Safety Information does not include all the information needed to use Cycloset safely and effectively. See Full Prescribing Information for additional information. 110
Fenoglide(r) Important Safety Information CONTRAINDICATIONS Fenoglide is contraindicated in patients: with severe renal dysfunction, including patients receiving dialysis, with active liver disease, with gallbladder disease, who are nursing mothers, with known hypersensitivity to fenofibrate. WARNINGS AND PRECAUTIONS Myopathy and rhabdomyolysis have been reported in patients taking fenofibrate. The risk for serious muscle toxicity is increased when fibrates are co-administered with a statin, particularly in elderly patients and in patients with diabetes, renal failure, or hypothyroidism. Risk of serious muscle toxicity also reported when fenofibrate is co-administered with colchicine. Fenofibrate can increase serum transaminases. Monitor liver tests, including ALT, periodically during therapy. Fenofibrate can reversibly increase serum creatinine levels. Monitor renal function periodically in patients with renal impairment. Fenofibrate increases cholesterol excretion into the bile, leading to risk of cholelithiasis. If cholelithiasis is suspected, gallbladder studies are indicated. Exercise caution in concomitant treatment with coumarin anticoagulants. Adjust the dose of coumarin to maintain the prothrombin time (PT)/INR at the desired level to prevent bleeding complications. For geriatric use, determine dose selection on the basis of renal function. Avoid in patients with severe renal impairment. Dose reduction is required in patients with mild to moderate renal impairment. The most common adverse reactions (>2% and at least 1% greater than placebo) are abnormal liver tests, increased AST, increased ALT, increased CPK, and rhinitis. This Important Safety Information does not include all the information needed to use Fenoglide safely and effectively. See Full Prescribing Information for additional information. 111
Reconciliation of GAAP Net Income to Adjusted EBITDA (Unaudited) - 4Q 2012 and 2011 ($ Millions) Three Months Ended Three Months Ended Three Months Ended December 31, December 31, December 31, 2012 2011 GAAP net income $ 5.5 $ 1.9 Interest (income) expense 0.1 0.1 Income tax expense 0.5 0.1 Depreciation and amortization 1.5 0.9 Stock-based compensation 1.8 1.4 Stock issuance for regulatory milestone - - Loss on contingent consideration 0.2 0.1 Adjusted EBITDA $ 9.6 $ 4.5 112 Adjusted EBITDA, or adjusted earnings, is a non-GAAP financial measure. Santarus believes that the presentation of this non-GAAP financial measure provides useful supplementary information to and facilitates additional analysis by investors. The company uses this non-GAAP financial measure in connection with its own budgeting and planning. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in conformity with GAAP.
Reconciliation of GAAP Net Income to Adjusted EBITDA in 2010-2012 Financial Results (Unaudited) Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, ($ Millions) 2012 2011 2010 GAAP net income (loss) $ 18.6 $ 4.7 $ (18.5) Interest (income) expense 0.3 0.4 0.4 Income tax expense 1.3 0.3 0.1 Depreciation and amortization 6.1 3.1 2.0 Stock-based compensation 6.7 5.4 5.0 Stock issuances under license agreements 3.7 - 2.9 Restructuring charges - - 7.1 Loss on contingent consideration 0.2 - 0.1 Adjusted EBITDA $ 36.9 $ 13.9 $ (0.9) 113
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Earnings Guidance for the Year Ending December 31, 2013 114 GAAP net income GAAP net income $50 - $54 Interest (income) expense 0 Income tax expense 4 Depreciation and amortization 7 - 8 Stock-based compensation 12 - 13 Non-GAAP adjusted earnings Non-GAAP adjusted earnings $73 - $79 *2013 financial outlook provided on March 4, 2013 2013 Financial Outlook for Net Income and Non-GAAP Adjusted Earnings* ($ Millions)